This is filed pursuant to Rule 497(e).
File Nos. 33-74230 and 811-08294.

       AB
ALLIANCEBERNSTEIN
  Investments


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
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Supplement dated April 20, 2009 to the Prospectus dated January 30, 2009 of
AllianceBernstein Exchange Reserves (the "Fund") offering Class A, Class B, Class C and Advisor Class shares and the Prospectus dated January 30, 2009 of the Fund offering Class A, Class R, Class K and Class I shares.

On March 31, 2009, the U.S. Treasury announced the extension of its Temporary Guarantee Program for Money Market Funds (the "Program") until September 18, 2009. The Program was due to expire on April 30, 2009. The Treasury does not currently have the authority to extend the Program beyond September 18, 2009. All money market funds that currently participate in the Program and meet the extension requirements are eligible to continue to participate.

The Fund's Board of Trustees has approved the Fund's continued participation in the Program. The Program continues to apply to shares of the Fund held by shareholders as of the close of business as of September 19, 2008 (the "Covered Shareholders"). Subject to the limitations discussed below, the Program will protect Covered Shareholders if the Fund "breaks the buck", meaning that the stable net asset value ("NAV") of $1.00 per share that the Fund seeks to maintain falls below $.995 per share (the "Guarantee Event"). In order to qualify for this protection, the Fund must liquidate within approximately 30 days after the Guarantee Event. The Treasury will cover any shortfall between the NAV at the time of liquidation and the NAV of $1.00 per share.

Because payments under the Program continue to apply to Covered Shareholders based on the number of shares you held on September 19, 2008, you would receive no payments for any increase in the number of the Fund's shares you hold after that date. If you close your account, you would not be covered by the Program. If the number of shares you hold in an account fluctuates after September 19, 2008 due to purchases or sales of shares during the Program period, you would be covered for the number of shares held in the account as of the close of business on September 19, 2008 or the number of shares held on the date of the Guarantee Event, whichever is less. Initial purchases of shares by new shareholders after September 19, 2008 are not eligible for coverage under the Program.

The Fund is required to pay a fee to the Treasury for its participation in the Program based on the Fund's aggregate NAV on September 19, 2008. The fee for the Fund's continued participation in the Program is 0.015% of its aggregate NAV on September 19, 2008. This is in addition to the fee paid by the Fund for its initial participation in the Program of 0.01% and for its participation in the first extension of the Program until April 30, 2009 of 0.015%, both of which were based on the Fund's aggregate NAV on September 19, 2008. The Program extension payment amounts, when combined with prior payment amounts, equate to 0.04% (on an annualized basis) of the Fund's asset base over the entire extended Program term.

Additional information about the Fund is available at www.AllianceBernstein.com. More information about the Program is available at www.ustreas.gov.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


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